DIRECTOR’S POWER OF ATTORNEY

(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (the “Trust Securities”) issued by one or more trusts (the “Trusts”) formed and controlled by the Corporation, guarantees, limited guarantees and similar purchase and other obligations of the Corporation of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Corporation, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of the Corporation, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”) proposed to be sold by the Corporation and one or more Trusts from time to time, and/or proposed to be registered by the Corporation and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ Malcolm M. Aslin
Malcolm M. Aslin

DIRECTOR’S POWER OF ATTORNEY

(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (the “Trust Securities”) issued by one or more trusts (the “Trusts”) formed and controlled by the Corporation, guarantees, limited guarantees and similar purchase and other obligations of the Corporation of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Corporation, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of the Corporation, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”) proposed to be sold by the Corporation and one or more Trusts from time to time, and/or proposed to be registered by the Corporation and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ Andrew N. Baur
Andrew N. Baur

DIRECTOR’S POWER OF ATTORNEY

(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (the “Trust Securities”) issued by one or more trusts (the “Trusts”) formed and controlled by the Corporation, guarantees, limited guarantees and similar purchase and other obligations of the Corporation of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Corporation, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of the Corporation, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”) proposed to be sold by the Corporation and one or more Trusts from time to time, and/or proposed to be registered by the Corporation and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 19th day of October, 2007.

/s/ Jon F. Chait
Jon F. Chait

DIRECTOR’S POWER OF ATTORNEY

(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (the “Trust Securities”) issued by one or more trusts (the “Trusts”) formed and controlled by the Corporation, guarantees, limited guarantees and similar purchase and other obligations of the Corporation of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Corporation, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of the Corporation, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”) proposed to be sold by the Corporation and one or more Trusts from time to time, and/or proposed to be registered by the Corporation and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ John W. Daniels, Jr.
John W. Daniels, Jr.

DIRECTOR’S POWER OF ATTORNEY

(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (the “Trust Securities”) issued by one or more trusts (the “Trusts”) formed and controlled by the Corporation, guarantees, limited guarantees and similar purchase and other obligations of the Corporation of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Corporation, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of the Corporation, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”) proposed to be sold by the Corporation and one or more Trusts from time to time, and/or proposed to be registered by the Corporation and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ Mark F. Furlong
Mark F. Furlong

DIRECTOR’S POWER OF ATTORNEY

(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (the “Trust Securities”) issued by one or more trusts (the “Trusts”) formed and controlled by the Corporation, guarantees, limited guarantees and similar purchase and other obligations of the Corporation of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Corporation, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of the Corporation, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”) proposed to be sold by the Corporation and one or more Trusts from time to time, and/or proposed to be registered by the Corporation and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ Ted D. Kellner
Ted D. Kellner

DIRECTOR’S POWER OF ATTORNEY

(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (the “Trust Securities”) issued by one or more trusts (the “Trusts”) formed and controlled by the Corporation, guarantees, limited guarantees and similar purchase and other obligations of the Corporation of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Corporation, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of the Corporation, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”) proposed to be sold by the Corporation and one or more Trusts from time to time, and/or proposed to be registered by the Corporation and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ Dennis J. Kuester
Dennis J. Kuester

DIRECTOR’S POWER OF ATTORNEY

(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (the “Trust Securities”) issued by one or more trusts (the “Trusts”) formed and controlled by the Corporation, guarantees, limited guarantees and similar purchase and other obligations of the Corporation of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Corporation, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of the Corporation, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”) proposed to be sold by the Corporation and one or more Trusts from time to time, and/or proposed to be registered by the Corporation and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ David J. Lubar
David J. Lubar

DIRECTOR’S POWER OF ATTORNEY

(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (the “Trust Securities”) issued by one or more trusts (the “Trusts”) formed and controlled by the Corporation, guarantees, limited guarantees and similar purchase and other obligations of the Corporation of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Corporation, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of the Corporation, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”) proposed to be sold by the Corporation and one or more Trusts from time to time, and/or proposed to be registered by the Corporation and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ Katharine C. Lyall
Katharine C. Lyall

DIRECTOR’S POWER OF ATTORNEY

(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (the “Trust Securities”) issued by one or more trusts (the “Trusts”) formed and controlled by the Corporation, guarantees, limited guarantees and similar purchase and other obligations of the Corporation of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Corporation, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of the Corporation, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”) proposed to be sold by the Corporation and one or more Trusts from time to time, and/or proposed to be registered by the Corporation and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ John A. Mellowes
John A. Mellowes

DIRECTOR’S POWER OF ATTORNEY

(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (the “Trust Securities”) issued by one or more trusts (the “Trusts”) formed and controlled by the Corporation, guarantees, limited guarantees and similar purchase and other obligations of the Corporation of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Corporation, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of the Corporation, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”) proposed to be sold by the Corporation and one or more Trusts from time to time, and/or proposed to be registered by the Corporation and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ San W. Orr, Jr.
San W. Orr, Jr.

DIRECTOR’S POWER OF ATTORNEY

(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (the “Trust Securities”) issued by one or more trusts (the “Trusts”) formed and controlled by the Corporation, guarantees, limited guarantees and similar purchase and other obligations of the Corporation of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Corporation, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of the Corporation, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”) proposed to be sold by the Corporation and one or more Trusts from time to time, and/or proposed to be registered by the Corporation and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ Robert J. O’Toole
Robert J. O’Toole

DIRECTOR’S POWER OF ATTORNEY

(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (the “Trust Securities”) issued by one or more trusts (the “Trusts”) formed and controlled by the Corporation, guarantees, limited guarantees and similar purchase and other obligations of the Corporation of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Corporation, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of the Corporation, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”) proposed to be sold by the Corporation and one or more Trusts from time to time, and/or proposed to be registered by the Corporation and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ Peter M. Platten, III
Peter M. Platten, III

DIRECTOR’S POWER OF ATTORNEY

(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (the “Trust Securities”) issued by one or more trusts (the “Trusts”) formed and controlled by the Corporation, guarantees, limited guarantees and similar purchase and other obligations of the Corporation of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Corporation, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of the Corporation, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”) proposed to be sold by the Corporation and one or more Trusts from time to time, and/or proposed to be registered by the Corporation and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ John S. Shiely
John S. Shiely

DIRECTOR’S POWER OF ATTORNEY

(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (the “Trust Securities”) issued by one or more trusts (the “Trusts”) formed and controlled by the Corporation, guarantees, limited guarantees and similar purchase and other obligations of the Corporation of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Corporation, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of the Corporation, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”) proposed to be sold by the Corporation and one or more Trusts from time to time, and/or proposed to be registered by the Corporation and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ George E. Wardeberg
George E. Wardeberg

DIRECTOR’S POWER OF ATTORNEY

(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (the “Trust Securities”) issued by one or more trusts (the “Trusts”) formed and controlled by the Corporation, guarantees, limited guarantees and similar purchase and other obligations of the Corporation of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Corporation, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of the Corporation, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”) proposed to be sold by the Corporation and one or more Trusts from time to time, and/or proposed to be registered by the Corporation and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ James B. Wigdale
James B. Wigdale